Stockholders' Equity	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Stockholders' Equity
Stockholders’ Equity
Cash Dividend Payments
During 2013, 2012 and 2011, the Company did not declare or pay any cash dividends. The Company’s ability to pay dividends to holders of its common stock is limited by the Company’s senior credit facility, the indentures governing its senior notes and vehicle financing programs.
Share Repurchases
In August 2013, the Company obtained Board approval to repurchase up to $200 million of its common stock. During 2013, the Company repurchased approximately 1,582,000 shares of common stock at a cost of approximately $50 million under the repurchase program. The Company did not repurchase any of its common stock during 2012 and 2011.
Convertible Note Hedge and Warrants
In 2009, the Company purchased a convertible note hedge for approximately $95 million, to potentially reduce the net number of shares required to be issued upon conversion of the Company’s 3½% Convertible Notes. Concurrently, the Company issued warrants for approximately $62 million to offset the cost of the convertible note hedge.
The convertible note hedge and warrants, which were to be net-share settled, initially covered the purchase and issuance, respectively, of approximately 21.2 million shares of common stock, subject to customary anti-dilution provisions. The initial strike price per share of the convertible note hedge and warrants was $16.25 and $22.50, respectively. The convertible note hedge was exercisable before expiration only to the extent that corresponding amounts of the 3½% Convertible Notes were exercised. The convertible note hedge and warrant transactions were accounted for as capital transactions and included as a component of stockholders’ equity. The significant terms of the Convertible Notes can be found in Note 13—Long-term Debt and Borrowing Arrangements.
During 2013 and 2012, respectively, concurrently with the Company’s repurchase of a portion of its 3½% Convertible Notes, the Company repurchased warrants for the purchase of the Company’s common stock for $37 million and $29 million and sold an equal portion of its convertible note hedge for $50 million and $43 million, reducing the number of shares related to each of the hedge and warrant by approximately 13 million. In addition, during December 2013, the Company unwound the remaining outstanding convertible note hedge and warrants; and repurchased warrants for the purchase of the Company’s common stock for $41 million, and settled its convertible note hedge for proceeds of $54 million and 179,000 shares of the Company’s common stock valued at $7 million.
Accumulated Other Comprehensive Income
The components of accumulated other comprehensive income are as follows:

	Currency Translation Adjustments	Net Unrealized Gains (Losses) on Cash Flow Hedges	Net Unrealized Gains on Available-For-Sale Securities	Minimum Pension Liability Adjustment (a)	Accumulated Other Comprehensive Income
Balance, January 1, 2011	$182	$(46)	$—	$(44)	$92
Period change	(23)	33	2	(26)	(14)
Balance, December 31, 2011	159	(13)	2	(70)	78
Period change	34	13	—	(15)	32
Balance, December 31, 2012	193	—	2	(85)	110
Period change	(27)	1	—	33	7
Balance, December 31, 2013	$166	$1	$2	$(52)	$117

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All components of accumulated other comprehensive income are net of tax, except currency translation adjustments, which exclude income taxes related to indefinite investments in foreign subsidiaries and include an $11 million loss, net of tax, related to the Company’s hedge of its net investment in Euro-denominated foreign operations (See Note 19 - Financial Instruments).

(a)	For the year ended December 31, 2013, $15 million ($9 million, net of tax) was reclassified from accumulated other comprehensive income into selling, general and administrative expenses.